UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

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Issuer Direct Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glenwood Drive, Suite 1001, Raleigh, NC 27603

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ISDR	NYSE American

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Wesley T. Pollard Board Appointment

Effective July 1, 2024, Wesley T. Pollard was appointed to the board of directors (the “Board”) of Issuer Direct Corporation (the “Company”) to serve for a term expiring at the earlier of the Company’s next annual meeting of stockholders or his resignation or appointment of a duly elected successor.  Mr. Pollard was also appointed as a member to the Audit Committee and Compensation Committee of the Board.

Mr. Pollard, CPA, is a finance executive and has been serving as the Chief Financial Officer of Primeritus Financial Services (“Primeritus”), a private equity backed company in the automotive financing industry, since July 2023. He served as the Chief Accounting Officer of Primeritus from November 2022 to July 2023.  He served as the Chief Financial Officer of Get Spiffy, Inc., a private company in the tech enabled On Demand Car Care industry, from April 2016 to November 2022.  He has approximately thirty years of accounting and finance experience, much of which has been at the CFO level, including private, venture-backed, and publicly traded companies. These companies include Digital Lifestyle Outfitters (acquired by Philips Electronics), Issuer Direct Corp, kSep Systems (acquired by Sartorious, Inc) and MobileGuard (acquired by Smarsh, Inc.), among others. Mr. Pollard also served as the Managing Partner of TechCXO RTP and worked in the audit and consulting practices of PricewaterhouseCoopers. Mr. Pollard received his BA in Business Management and Economics from North Carolina State University and his Master of Accounting from the University of North Carolina at Chapel Hill.

In connection with his appointment to the Board, Mr. Pollard will receive annual cash compensation of $30,000, payable quarterly.  Additionally, pursuant to the Issuer Direct Corporation 2023 Equity Incentive Plan (the “Plan”) and effective as of July 1, 2024, Mr. Pollard shall be granted a Restricted Stock Unit (as defined in the Plan) award equal to $30,000 divided by the Fair Market Value (as defined in the Plan) of the Company’s Common Stock (as defined in the Plan) as of July 1, 2024 (the “Pollard RSU Grant”) in accordance with the Company’s standard Restricted Stock Unit Award Agreement (the “Pollard RSU Agreement”).  The Pollard RSU Grant shall vest as follows: 100% upon the earlier of (i) the date of the Company’s 2025 annual meeting of stockholders or (ii) June 14, 2025 pursuant to the terms of the Pollard RSU Agreement, including acceleration upon a Change in Control (as defined in the Plan).

               There are no transactions between the Company and Mr. Pollard or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Joseph A. Staples Board Appointment

Effective July 1, 2024, Joseph A. Staples was appointed to the Board of the Company to serve for a term expiring at the earlier of the Company’s next annual meeting of stockholders or his resignation or appointment of a duly elected successor.  Mr. Staples was also appointed as the Chairperson to the Compensation Committee of the Board.

Mr. Staples was the Chief Marketing Officer of Motivosity Inc, an employee recognition software company, from February of 2018 to August of 2020. Mr. Staples was a member of the board of directors of Sharpen, a contact center software company, from August 2019 until the company was sold in November of 2020. Mr. Staples was a member of the board of directors of Textel, a text messaging software company, from August 2020 until the company was sold in December of 2022. Mr. Staples has been a member of the board of directors of Screen Dragon, a marketing work management company, from February 2024 until present. Mr. Staples is an adjunct professor of marketing at Utah Valley University (August 2023 - Present). Since September 2020, Mr. Staples has provided marketing advisory and consulting services to several technology companies.

In connection with his appointment to the Board, Mr. Staples will receive annual cash compensation of $30,000, payable quarterly and annual cash compensation of $6,000 for his role as the Chairperson of the Compensation Committee, payable quarterly.  Additionally, pursuant to the Plan and effective as of July 1, 2024, Mr. Staples shall be granted a Restricted Stock Unit award equal to $30,000 divided by the Fair Market Value of the Company’s Common Stock as of July 1, 2024 (the “Staples RSU Grant”) in accordance with the Company’s standard Restricted Stock Unit Award Agreement (the “Staples RSU Agreement”).  The Staples RSU Grant shall vest as follows: 100% upon the earlier of (i) the date of the Company’s 2025 annual meeting of stockholders or (ii) June 14, 2025 pursuant to the terms of the Staples RSU Agreement, including acceleration upon a Change in Control.

               There are no transactions between the Company and Mr. Staples or his immediate family members requiring disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

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Board Committees Reconstitution

               Effective July 1, 2024 and in connection with the appointments of Messrs. Pollard and Staples, and the determination that all members of the Board except for Brian R. Balbirnie are “independent” (as defined by the applicable rules and statutes) and that Mr. Pollard qualifies as a “financial expert” (as defined by the applicable rules and statutes), the Board reconstituted its Audit Committee and Compensation Committee and as follows:

Audit Committee	Compensation Committee
Graeme P. Rein (Chair)	Joseph A. Staples (Chair)
Wesley T. Pollard	Wesley T. Pollard

Mr. Balbirnie shall serve as the Chairperson of the Board.

Item 8.01  Other Events.

               On July 1, 2024, the Company issued a press release regarding the appointments of Messrs. Pollard and Staples to the Board.  A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference in its entirety.

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Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release of Issuer Direct Corporation issued July 1, 2024.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: July 1, 2024	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie Chief Executive Officer

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